UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 24.15 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.30% Senior Notes due 2024	CB/24A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 17, 2023, the Company’s shareholders approved (i) amendments to various sections of the Company’s Articles of Association in connection with recent updates to Swiss corporate law relating to shareholder and Board authorities, procedures for convening general meetings and related shareholder rights, executive compensation requirements and limitations, and certain other matters, all as further described in the Company’s 2023 Proxy Statement under the heading "Agenda Item 9.1: Amendments Relating to Swiss Corporate Law Updates", incorporated herein by reference; and (ii) an amendment to the Articles of Association to extend the advance notice period within which shareholders must submit items for inclusion on a shareholder meeting agenda, from 45 days before the meeting to 90 days before the anniversary date of the prior year’s annual meeting, as further described in the Company’s 2023 Proxy Statement under the heading "Agenda Item 9.2: Amendment to Advance Notice Period", incorporated herein by reference.

At the Company’s 2023 annual general meeting, the Company’s shareholders also approved (i) a share capital reduction via cancellation of shares, as further described in the Company’s 2023 Proxy Statement under the heading "Agenda Item 10.1: Cancellation of Repurchased Shares", incorporated herein by reference; and (ii) a share capital reduction via a par value reduction of the Company’s common shares from CHF 24.15 per share to CHF 0.50 per share, as further described in the Company’s 2023 Proxy Statement under the heading "Agenda Item 10.2: Par Value Reduction", incorporated herein by reference. As discussed in the 2023 Proxy Statement under the respective agenda items, following the annual general meeting the Articles of Association have been amended to incorporate the aforementioned capital reductions.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The amended Articles of Association will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (“Swiss Commercial Register”). Subject to the subsequent approval by the Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 23, 2023.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 17, 2023, pursuant to notice duly given. Agenda Items 1-13 submitted by the Company at the annual general meeting were approved in accordance with the Board’s recommendations. With respect to the shareholder proposals, each of Agenda Items 14 and 15 were rejected. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s 2023 Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2022

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
364,309,343	215,381	1,111,626	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
365,050,505	230,965	354,880	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
365,147,513	171,267	317,570	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
336,319,834	1,450,346	1,602,582	26,019,147

The voting results for Agenda Item 3 exclude shares held by the Company’s directors, nominees and executive officers, who are not permitted by Swiss law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2023

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
351,120,875	14,221,396	294,080	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the year ending December 31, 2023

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
345,772,949	19,562,636	300,765	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
364,815,259	460,656	360,435	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
319,727,780	18,864,880	1,024,543	26,019,147

5.2	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
240,066,650	87,246,457	12,304,096	26,019,147

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
335,698,775	3,600,476	317,952	26,019,147

5.4	Election of Kathy Bonanno as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
337,039,448	2,271,765	305,990	26,019,147

5.5	Election of Nancy K. Buese as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,591,119	725,234	300,850	26,019,147

5.6	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
337,739,035	1,585,497	292,671	26,019,147

5.7	Election of Michael L. Corbat as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,494,014	807,691	315,498	26,019,147

5.8	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
337,794,393	1,508,640	314,170	26,019,147

5.9	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
335,316,624	3,989,396	311,183	26,019,147

5.10	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
332,085,287	7,214,821	317,095	26,019,147

5.11	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
335,822,375	3,490,695	304,133	26,019,147

5.12	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
336,529,765	2,761,126	326,312	26,019,147

5.13	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
258,584,459	80,097,306	935,438	26,019,147

6.	Election of Evan G. Greenberg as Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
256,896,303	80,749,673	1,971,227	26,019,147

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
318,065,288	21,231,797	320,118	26,019,147

7.2	Election of David H. Sidwell as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
336,542,969	2,760,427	313,807	26,019,147

7.3	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
323,865,001	15,423,954	328,248	26,019,147

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
364,669,244	223,701	743,405	0

9.1	Amendment to the Articles of Association relating to Swiss corporate law updates

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
339,192,939	109,597	314,667	26,019,147

9.2	Amendment to advance notice period in the Company’s Articles of Association

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
336,338,994	2,957,290	320,919	26,019,147

10.1	Reduction of share capital via cancellation of repurchased shares

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
364,372,384	890,291	373,675	0

10.2	Reduction of share capital via par value reduction

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
364,337,175	880,498	418,677	0

11.1	Maximum compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
337,665,204	943,206	1,008,793	26,019,147

11.2	Maximum compensation of Executive Management for the 2024 calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
329,332,502	9,279,815	1,004,886	26,019,147

11.3	Advisory vote to approve the Swiss compensation report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
323,694,186	15,242,693	680,324	26,019,147

12.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
320,132,177	18,797,155	687,871	26,019,147

13.	Advisory vote on the frequency of the U.S. securities law advisory vote on executive compensation

1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
335,187,414	389,207	3,732,370	308,212	26,019,147

After taking into account the results of Agenda Item 13, the Board of Directors determined that it shall be the Company’s policy to submit the compensation of its named executive officers to shareholders for a non-binding advisory vote annually, at least until the Company’s next annual general meeting at which an advisory vote on the frequency of the U.S. securities law advisory vote on executive compensation is conducted.

14.	Shareholder proposal on greenhouse gas emissions targets

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
97,409,450	239,296,264	2,911,489	26,019,147

15.	Shareholder proposal on human rights and underwriting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
55,553,933	280,484,676	3,578,594	26,019,147

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 17, 2023